UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	000-21671	35-1887991
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 North Pennsylvania Street, Suite 700 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 261-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

On December 7, 2007, The National Bank of Indianapolis Corporation (the “Company”), upon the approval of the Audit Committee of the Board of Directors of the Company, notified Ernst & Young LLP (“Ernst & Young”) that it will be dismissed as the independent registered public accounting firm of the Company after completion of the audit of the Company’s financial statements for the year ending December 31, 2007. Ernst & Young will continue as the independent registered public accounting firm for the Company for the year ending December 31, 2007.

Ernst & Young’s audit reports on the Company’s financial statements for the periods ended December 31, 2005 and 2006, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During fiscal years 2005 and 2006 and during fiscal 2007 to the date hereof, (i) there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of the above disclosures and requested that Ernst & Young furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which letter is attached as Exhibit 16.1.

On December 7, 2007, the Company engaged Crowe Chizek and Company, LLC (“Crowe Chizek”) as the Company’s principal independent accountants for the Company’s fiscal year 2008. The Audit Committee of the Company’s Board of Directors authorized the engagement of Crowe Chizek. During the two most recent fiscal years and the subsequent interim period from January 1, 2007 through December 13, 2007, neither the Company nor anyone acting on behalf of the Company, consulted Crowe Chizek regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

16.1	Letter from Ernst & Young LLP dated December 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2007

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

By: /s/ Debra L. Ross
       Debra L. Ross
       Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP dated December 13, 2007